SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2003

ALFA CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-11773	63-0838024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2108 East South Boulevard P.O. Box 11000, Montgomery, Alabama	36191-0001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (334) 288-3900

N/A

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information is furnished to the Securities and Exchange Commission pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 16, 2003, Alfa Corporation issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of this press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference. On April 16, 2003, Alfa Corporation also held a conference call that was broadcast online through the Alfa Corporation website and that was complementary to the press release announcing financial results for the quarter ended March 31, 2003. A transcript of the conference call presentation is attached as Exhibit 99.2 to this report, and is incorporated herein by reference.

Exhibit	Index

Exhibit No.	Description of Document
99.1	Press release, dated April 16, 2003, issued by Alfa Corporation
99.2	Presentation transcript, April 16, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: April 23, 2002

ALFA CORPORATION

By:	/s/ STEPHEN G. RUTLEDGE
Stephen G. Rutledge Senior Vice President, Chief Financial Officer and Chief Investment Officer